                                                                    Exhibit 10

                                 Crocker Capital

                                 Lease Agreement

Lease Number:  02067-299-0 1   Reference Date:_______________

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Lessee
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Name: Centennial Technologies, Inc.

Address: 7 Lopez Road
City: Willington                             State: MA
Phone: 978-988-8848                          Zip: 01887
Lessee Billing Address:  7 Lopez Road
City: Willington                             State: MA
Phone: 978-988-8848                          Zip: 01887
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Equipment Supplier
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Name: Philips Electronic Manufacturing Technology
Address: 5110 McGinnis Ferry Rd.
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City: Alpharetta                             State: GA
Phone: 770-751-4420                          Zip: 30005
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Equipment Location
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Address: 7 Lopez Rd.
City: Willington                             State: MA
Phone: 978-988-8848                          Zip: 01887
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Equipment is New |X| Used |_| and is described on Equipment Lease Schedule A
attached hereto and made a part hereof. Total Invoice Amount: $ 359,590.00

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 Term of   Number & Amount of                Advance Rental           Months      Nonrefundable       To be completed
  Lease     Rental Payments                    Payments             Remaining     Origination Fee     By Lessor
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
60         60 Monthly rental payments of    First month's payment                                     Commence Date:   (           )
Months     $ 6,318.33 each                  $ 6,318.33                  59          350.00            Expiration Date: (           )
------------------------------------------------------------------------------------------------------------------------------------

1. LEASE. Crocker Capital (Lessor) leases to Lessee and Lessee hires from Lessor the personal property set forth on Equipment Lease Schedule A attached hereto (collectively "Equipment") on the terms and conditions of this Lease. Lessee represents and warrants to Lessor that the Equipment is being leased and will be used solely for commercial or business purposes and will not be used for personal, family or household purposes. This Lease is dated for reference purposes as of the Reference Date set forth above. UPON EXECUTION BY THE PARTIES THIS LEASE WILL NOT BE SUBJECT TO CANCELLATION, TERMINATION, MODIFICATION, REPUDIATION, EXCUSE OR SUBSTITUTION BY LESSEE.

2. LEASE TERM. The term of this Lease shall commence on the date of delivery of the Equipment or any item thereof (the "Commencement Date") set forth in the Equipment Acceptance Notice referred to in Paragraph 16 hereof and ends upon the expiration of the number of months (following the Commencement Date) stated above as the Term of Lease. Lessor is authorized to insert the Commencement Date and the Expiration Date where indicated above.

3. RENT. Lessee shall pay Lessor total rental for the term of this Lease equal to the number of months stated above as the Term of Lease multiplied by the amount of the monthly rental payment stated above, plus such additional rentals as may arise. Said additional rentals may include but shall not be limited to interim rents which shall be due from the date the Vendor is paid by the Lessor until Lessee's first monthly payment or for rentals due upon the expiration of the lease term but prior to the redelivery of the personal property to Lessor by the Lessee. The monthly rental payment stated above, is subject to increase, if like Treasury rates on the date of Lessee's signed acceptance of the Equipment are 25 basis points or more greater than the rates for like Treasury's on the date Lessee signs this Lease. The increase shall be based upon the entire increase in basis points. The first rental payment shall be due on the Commencement Date and all subsequent rental payments shall be due in advance on the same day of each successive month thereafter; provided, however, that if the Commencement Date is not the 1st or the 15th day of a month, the remaining rental payments shall be due in advance (a) on the 15th day of each successive month thereafter if the Commencement Date occurs before the 15th day of the month, or (b) if the Commencement Date occurs after the 15th day of the month, on the 1st day of each successive month thereafter beginning with the 1st day of the second full month following the Commencement Date. Any advance rental payments other than the first rental payment shall be applied on the Commencement Date to the last maturing rental payments due hereunder. Advance rental payments shall not be refundable for any reason whatsoever. All rent shall be paid irrespective of and without notice, demand, abatement. setoff, deduction, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, the supplier of the Equipment or any other party, to Lessor at its Corporate Office address set forth below or to such other place as Lessor may from time to time designate in writing. A late charge of 10% will be assessed on payments 10 days late as Indicated in Paragraph 9 hereof.

4. SELECTION OF EQUIPMENT; DISCLAIMER OF WARRANTIES. Lessee has selected both the Equipment and the above supplier, from whom Lessee requests Lessor to order the Equipment, and the method of shipment and installation of the Equipment. LESSEE MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING LESSOR'S PURCHASE OF THE EQUIPMENT. LESSEE SHOULD CONTACT THE SUPPLIER FOR A DESCRIPTION OF ANY SUCH RIGHTS. LESSOR MAY MODIFY OR RESCIND ANY SUCH CONTRACT WITHOUT CONSENT OF OR LIABILITY TO LESSEE. LESSEE ACKNOWLEDGES THAT LESSOR HAS NO EXPERTISE OR SPECIAL FAMILIARITY ABOUT OR WITH RESPECT TO THE EQUIPMENT AND IS NOT RESPONSIBLE FOR INSTALLATION, ADJUSTMENT OR SERVICING THEREOF. LESSEE AGREES THAT THE EQUIPMENT IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE. LESSEE IS SATISFIED THAT THE EQUIPMENT IS SUITABLE FOR LESSEE'S PURPOSES. LESSOR MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF THE EQUIPMENT FOR THE PURPOSES AND USES OF LESSEE, THE CONDITION, MATERIAL, PERFORMANCE, QUALITY OR VALUE OF THE EQUIPMENT, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO, AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND FREEDOM FROM INTERFERENCE AND INFRINGEMENT. LESSOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE EQUIPMENT WILL COMPLY WITH OR SATISFY THE REQUIREMENTS OF ANY LAW, RULE, REGULATION, SPECIFICATION OR CONTRACT OR THAT ANY GOVERNMENTAL AGENCY HAS APPROVED THE USE OF THE EQUIPMENT. LESSEE IS LEASING THE EQUIPMENT "AS IS." If the Equipment is not delivered, is not timely delivered, is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, does not comply with the requirements of any law, regulation, rule, specification or contract pertaining thereto, infringes any trademark, patent or copyright, contains any defect (latent or otherwise) or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the supplier or manufacturer and shall nevertheless pay Lessor all rentals payable under this Lease and shall not assert against Lessee's obligations any such claims as a defense, counterclaim, setoff or otherwise. Non-delivery, mis-installation, non-compliance with warranty or other such event shall not shift risk of loss, theft, destruction or damage of the Equipment to Lessor. Lessee shall not make any claim against Lessor for, and in no event shall Lessor have any liability for, any damages, including, without limitation, any loss of anticipated profits or consequential or indirect damages, whether foreseeable or unforeseeable, suffered by Lessee in connection with any of the foregoing or otherwise arising out of or relating to this Lease. So long as Lessee is not in breach of this Lease, Lessor hereby assigns to Lessee without recourse (solely for the purpose of making and prosecuting any such claim, at Lessee's sole cost and expense) any rights which Lessor may have against the supplier or manufacturer for breach of warranty or representation respecting any item of Equipment. All proceeds of any recovery by Lessee from the supplier or manufacturer of an item of Equipment shall first be used to repair or replace the affected item of Equipment.

LESSEE ACKNOWLEDGES AND AGREES THAT NEITHER THE SUPPLIER, MANUFACTURER, NOR ANY SALESMAN OR OTHER AGENT OF THE SUPPLIER OR MANUFACTURER IS AN AGENT OF LESSOR, AND THAT NONE OF THE ABOVE IS AUTHORIZED TO WAIVE OR ALTER ANY TERM, PROVISION OR CONDITION OF THIS LEASE, OR MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THIS LEASE OR THE EQUIPMENT LEASED HEREUNDER. Lessee further acknowledges and agrees that Lessee, in executing this Lease, has relied solely on the terms, provisions and conditions contained herein, and any other statements, warranties, or representations, if any, by the supplier, manufacturer or any salesman or other agent of the supplier or manufacturer, have not been relied upon and shall not in any way affect Lessee's obligation to pay the rent and otherwise perform as set forth in this Lease.

The terms of this Paragraph 4 have been specifically bargained for between Lessor and Lessee. Lessee hereby acknowledges that Lessor would not enter into this Lease but for Lessee's agreement to the terms of this Paragraph 4. KCL (Lessee Initial)

5. NET LEASE; NO ABATEMENT OF RENT. This Lease is a net lease, All costs and expenses incurred in connection with the Equipment, including, without limitation, repair, maintenance, insurance and personal property taxes, are the responsibility of Lessee. Lessee shall not be entitled to any abatement of rent or other payments due hereunder or any reduction thereof under any circumstance or for any reason whatsoever.

6. COMMERCIAL RISK. Lessee bears all risk that the Equipment may become unusable for any reason, including without limitation, loss, theft, destruction, damage, defect, GOVERNMENT REGULATION, PROHIBITION, IMPRACTICABILITY OF USE, OBSOLESCENCE OR COMMERCIAL FRUSTRATION. No inability to use the Equipment shall result in termination of this Lease or relieve Lessee from any of its obligations hereunder. _______________ (Lessee Initial)

7. NONREFUNDABLE ORIGINATION FEE. Lessee shall pay Lessor the Nonrefundable Origination Fee stated above when Lessee signs this Lease. This fee covers Lessor's administrative expenses in originating this Lease. It is not refundable. It will not be used to satisfy any of Lessee's obligations, indebtedness or liability under this Lease.

8. LOCATION. The Equipment shall be delivered to and thereafter kept at the Equipment Location stated above. Lessee shall not remove the Equipment from the Equipment Location without Lessor's prior written consent.

9. LATE CHARGES. It would be impractical or extremely difficult to fix the amount of extra expenses involved in handling a delinquent payment if any rental installment or property tax payment is not paid when due. Accordingly, Lessee agrees to pay to Lessor, to cover extra expenses incurred by Lessor in handling the delinquent payment, a late payment charge of 10% of the installment due, which Lessee agrees is a reasonable estimate of the extra expenses Lessor will incur if there is a late payment. The late payment charge will be imposed if any or all of a monthly installment or property tax payment is not received by Lessor within 10 days after the date on which it is due. Nothing in this Paragraph shall limit Lessor's rights under the Lease, or otherwise, to compel prompt performance hereunder or any other rights or remedies contained in this Lease. ______________ (Lessee Initial)

10. RISK OF LOSS AND DAMAGE ON LESSEE. At all times and under all circumstances, until return of the Equipment to Lessor, Lessee shall bear the entire risk of loss, theft, destruction or damage of the Equipment from any cause whatsoever. No loss, theft, destruction or damage of the Equipment, whether or not insured, shall relieve Lessee of the obligation to pay rent or of any other obligation under this Lease. In the event of loss, theft, destruction or damage of any kind to the Equipment or to any item of Equipment, Lessee at its sole cost and expense at the option of Lessor shall immediately: (a) place the affected Equipment in good condition or repair; (b) replace the same with like Equipment in good condition and repair, in which case good title must be vested in Lessor, free and clear of all liens, claims and encumbrances; or (c) pay the Lessor an amount equal to all unpaid rent due and the present value of all unpaid rent to become due under this Lease with respect to the affected Equipment plus the Residual Value of the affected Equipment ("Residual Value" of any item of Equipment being the value of the Equipment on the last day of the term of this Lease as estimated by Lessor in the condition described in Paragraph 18) and upon Lessor's receipt of such payment, Lessee shall be entitled to whatever interest Lessor may have in said item AS IS, where is, and without warranty express or implied by Lessor as to any matter whatsoever. All proceeds of insurance received by Lessor as a result of such loss, theft, destruction or damage shall, where applicable, be applied as Lessor may elect toward reimbursement of Lessee for the replacement or repair of the Equipment or the payment of the obligations of Lessee under this Lease. Nothing in this Lease shall shift any risk of loss, theft, destruction or damage of the Equipment from the supplier to extent supplier bears such risk by contract or law.

11. INSURANCE. Lessee shall at all times during the term of this Lease at its sole cost and expense keep the Equipment insured against all risks of damage, destruction, loss or theft from any cause whatsoever for not less than the full replacement cost thereof. Lessee shall also at all times during the term of this Lease at its own expense carry comprehensive general liability insurance (and comprehensive automobile liability insurance with respect to any Equipment leased pursuant thereto which is a vehicle) including general (and auto) blanket contractual coverage, with a severability of interest endorsement or its equivalent, covering liability for bodily injury, including death, and property damage resulting from the purchase, ownership, leasing, maintenance, use, operation or return of the Equipment. Lessor and any assignee (as defined in Paragraph 17 below) shall each be named as loss payee with respect to insurance for damage or loss of Equipment and shall each be named additional insured on the liability insurance. Lessee shall deliver to Lessor the original policy or policies of insurance, certificates of insurance, or other evidence satisfactory to Lessor of the payment of the premium therefor. Lessee shall provide Lessor with such proof of insurance to evidence the extension, renewal or replacement of insurance which is going to expire or be canceled at least thirty (30) days before the date of expiration or cancellation of such insurance. All such insurance shall provide for at least thirty (30) days advance written notice to Lessor before any cancellation or material modification thereof. Such policies of insurance shall be satisfactory to Lessor as to coverage, amount and insurer but Lessor shall have no duty to ascertain the existence of or to examine such policies or to advise Lessee if the policies do not comply with the requirements hereof or to require any change in the coverage, amount or issuer of such insurance. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, adjust or settle any such claim, receive payment of, and execute or endorse all documents, checks or drafts received in payment under any such insurance policy. Lessee assigns to Lessor all of its rights, title, and interest to any insurance policies insuring the Equipment and directs any insurer to pay all the proceeds directly to Lessor. The proceeds of any public liability or property damage insurance shall be payable first to or for the benefit of Lessor or assignee to the extent of its liability, if any, and the balance, if any, to or for the benefit of Lessee. The proceeds of insurance on the Equipment shall be payable solely to Lessor or assignee and shall be applied as provided in Paragraph 10 above.

12. LIENS AND TAXES. Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances except for any security interests granted by Lessor. In addition to rent payable under this Lease, Lessee shall pay all assessments, license fees, taxes (including income, gross receipts, sales, use, excise, personal property, ad valorem, stamp, documentary and other taxes) and all other governmental charges, fees, fines or penalties whatsoever, whether levied, assessed or imposed on Lessor, Lessee , the Equipment or otherwise relating to the Equipment or the use, possession, purchase, registration, rental, delivery, leasing, ownership or operation of the Equipment, and on or relating to this Lease provided, however, that the foregoing shall not include taxes imposed on Lessor's net income. Lessor shall report the Equipment to the appropriate taxing authority for personal property tax purposes. Lessee shall file all required returns and all other reports relating to taxes and furnish copies to Lessor at its request. Lessee shall also pay all taxes arising out of Lessee's exercise of any purchase option relating to this Lease (including sales tax). Without limiting the foregoing, Lessee acknowledges its obligation to pay personal property taxes on the Equipment. Personal property tax statements shall be mailed by Lessor to Lessee. Lessee shall within ten (10) days following the date of such mailing deliver or cause to be received at Lessor's address Lessee's check payable to Lessor in the amount of such tax. Lessor has the right to bill Lessee for the personal property taxes in advance of the payment date for said taxes.

13. LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee fails to perform any act or to make any payment required herein, Lessor shall have the right, but shall not be obligated, to perform such act or make such payment. In the case of Lessee's failure to obtain insurance, Lessor may obtain insurance protecting Lessor and the interest of Lessor only. All costs and expenses so incurred by Lessor, together with interest thereon at the rate of 10% per annum from the date of payment by Lessors plus an administrative fee of S25.00, shall be immediately repayable by Lessee to Lessor as additional rental for the Equipment. No performance or payment by Lessor shall waive or release any default or obligation of Lessee.

14. OWNERSHIP. Title to and ownership of the Equipment shall at all times remain with Lessor. Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. Lessee, at its sole cost and expense, will protect and defend Lessor's title to and ownership of the Equipment and will keep the Equipment free and clear from and give Lessor immediate notice of any and all claims, demands, liens, encumbrances and legal processes of Lessee's creditors and other persons. The Equipment is and shall at all times be and remain personal property regardless of any attachment or affixation of the Equipment to any real property or any improvements thereon. If requested by Lessor prior to or at any time during the term hereof with respect to an item of Equipment, Lessee will obtain and deliver to Lessor at Lessee's sole cost and expense waivers of interest or liens in recordable form satisfactory to Lessor, from all persons claiming any interest in the real property on which such item is installed or located. Lessor may display notice of its ownership of the Equipment by affixing to each item of Equipment an identifying stencil or plate or any other indicia of ownership. Lessee shall not alter, deface, cover or remove any such indicia of ownership.

15. INDEMNIFICATION. Lessee assumes liability for, and shall and does hereby indemnify and hold harmless Lessor, its agents, employees, officers, directors, successors and assigns from and against, any and all liabilities, claims, costs, and expenses, including reasonable attorney's fees, of every kind and nature (including, without limitation, for property damage, wrongful death or personal injury and for trademark, patent or copyright infringement) arising out of or relating to the use, condition (including latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing or return of any item of Equipment, regardless of where, how and by whom operated, any failure on the part of Lessee to perform or comply with any conditions of this Lease or any loss by Lessor of the benefit of any accelerated depreciation or Investment Tax Credit, or the right to claim the same, with respect to the Equipment. Without limiting the foregoing, this indemnification shall extend to claims made by any person, including Lessee, its agents and employees, and shall apply whether the liabilities, claims, etc. are based on negligence (passive or active) of Lessor or another, breach of warranty, strict liability, products liability or otherwise. The indemnities and assumptions of liabilities and obligations provided for in this Paragraph and Lessee's indemnities elsewhere in this Lease shall continue in full force and effect notwithstanding the expiration, cancellation or other termination of this Lease. Lessee is an independent contractor. Nothing contained in this Lease shall authorize Lessee or any other person to operate any item of Equipment so as to incur or impose any liability or obligation for or on behalf of Lessor.

16. EQUIPMENT ACCEPTANCE. Lessee shall take delivery of and immediately inspect the Equipment. Lessee, at its sole cost and expense, shall pay all transportation, packing, taxes, duties, installation, testing and other charges in connection with the delivery and installation of the Equipment, except as otherwise agreed in writing by Lessor. Acceptance of the Equipment may not be revoked regardless of the difficulty of discovery of non-conformity or other problem, and regardless of whether acceptance is based on the assumption that any non-conformity would be seasonably cured. (Lessor shall have no such cure obligation.) Upon acceptance of the Equipment, Lessee shall immediately complete and execute the Equipment Acceptance Notice supplied by Lessor. Delay in delivery of Equipment ordered shall not affect the validity of this Lease. Lessee's execution of the Equipment Acceptance Notice shall conclusively establish that the Equipment is acceptable to Lessee for all purposes of this Lease. If for any reason the Equipment has not been delivered, installed and accepted by Lessee within 60 days after it is ordered by Lessor or Lessee fails to accept the Equipment and execute the Equipment Acceptance Notice within ten
(10) days following delivery of the Equipment, Lessor may, at Lessor's option, terminate Lessor's obligations under this Lease and Lessee shall, on demand of Lessor, pay Lessor all amounts paid or owing by Lessor in respect of the purchase of such Equipment and indemnify and hold Lessor harmless from any and all liabilities, claims, costs and expenses to the manufacturer or supplier of the Equipment or any other party arising out of or relating to the Equipment or this Lease. Upon payment Lessor shall release, remise and quitclaim such item to Lessee, AS IS, where is, and without warranty express or implied by Lessor as to any matter whatsoever. Lessee shall upon such payment be subrogated to Lessor's claim, if any, against the manufacturer or any other supplier thereof.

17. ASSIGNMENT. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT BY OPERATION OF LAW OR OTHERWISE (A) ASSIGN, PART WITH POSSESSION, ABANDON, TRANSFER, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF THE EQUIPMENT OR THIS LEASE OR ANY INTEREST IN THIS LEASE OR THE EQUIPMENT OR (B) SUBLET OR LEND THE EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. LESSOR MAY ASSIGN OUTRIGHT OR GRANT A SECURITY INTEREST IN THIS LEASE, THE RENTAL PAYMENTS DUE HEREUNDER OR THE EQUIPMENT IN WHOLE OR IN PART WITHOUT NOTICE TO OR CONSENT OF LESSEE, AND LESSOR'S ASSIGNEE, SECURED PARTY OR SUCCESSOR THERETO ("ASSIGNEE") MAY REASSIGN THE LEASE, RENTAL PAYMENTS OR EQUIPMENT, AND MAY REASSIGN, FORECLOSE OR REALIZE UPON ITS SECURITY INTEREST THEREIN WITHOUT NOTICE TO OR CONSENT OF LESSEE. LESSEE ACKNOWLEDGES THAT NO SUCH ASSIGNMENT, GRANT OF SECURITY INTEREST, REASSIGNMENT OR TRANSFER IN CONNECTION WITH A REALIZATION UPON A SECURITY INTEREST SHALL MATERIALLY CHANGE ITS DUTIES OR MATERIALLY INCREASE ITS BURDEN OR RISK. Each such assignee shall have all of the rights of Lessor hereunder but shall neither assume nor have any of the obligations of Lessor under this Lease. Lessee shall recognize each such assignment, security interest or transfer and in the event of any assignment of rental payments under this Lease and written notice to Lessee, Lessee shall unconditionally pay directly to any assignee all rentals and other sums due or to become due under this Lease. LESSEE SHALL NOT ASSERT AGAINST ANY ASSIGNEE, AND WAIVES AS AGAINST ANY ASSIGNEE, ANY CLAIM, DEFENSE, COUNTERCLAIM OR SETOFF WHICH LESSEE MAY HAVE AGAINST LESSOR OR ANY OTHER PERSON. Any such assignment, security interest or transfer shall be subject to Lessee's right to possess and use the Equipment so long as Lessee is not in default under this Lease. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, executors, administrators, successors and assigns of the parties hereto. KCL (Lessee Initial)

18. RETURN OF EQUIPMENT. Upon expiration of the term of this Lease, unless Lessee shall have duly exercised any purchase option with respect to this Lease, Lessee will at its sole cost and expense deliver the Equipment (in the same condition as when delivered to Lessee, reasonable wear and tear resulting from authorized use thereof alone excepted) to Lessor's office listed below which is nearest Lessee's non-billing address designated above, or to any location within a one-hundred mile radius of such Lessor's office, as designated by Lessor in writing, for such disposition as Lessor may determine. Lessee shall also, after default, on demand from Lessor, return the Equipment in such condition to Lessor at any such location; no such return shall constitute termination or cancellation of this Lease unless Lessor shall agree so in writing. Lessee and Lessor agree that any such return location is reasonably convenient to both parties.

19. USE, REPAIR AND ALTERATIONS. Lessee shall use the Equipment in a careful manner and shall comply with all insurance policies, operating procedures, warranties, laws, rules and regulations relating to the possession, use or maintenance of the Equipment. Lessee, at its sole cost and expense, shall keep the Equipment in good condition, working order and repair and shall furnish all parts, mechanisms and devices required therefor. Lessee shall not without Lessor's prior written consent make any alterations, additions or improvements to the Equipment or make any repairs to the Equipment which might result in a mechanic's, materialman's, garageman's or other lien on the Equipment. Lessee shall not permit the Equipment to be used by unqualified operators or serviced or repaired by persons not authorized by the manufacturer. All additions, replacement parts, accessions, repairs and improvements made or placed upon the Equipment, whether or not authorized by Lessor, shall become part of the Equipment and belong to Lessor. Lessor may during regular business hours inspect the Equipment wherever the Equipment may be located. Lessee shall promptly notify Lessor of all details arising out of any change in location of Equipment, any alleged encumbrances and any accident allegedly resulting from the use or operation of the Equipment.

20. EVENT OF DEFAULT. Lessee shall be in default under this Lease upon the happening of any of the following events ("Events of Default"): (a) Lessee shall fail to pay rent or any other amount required herein within ten (10) days after the same becomes due and payable; (b) Lessee shall fail to comply with Paragraph 11 hereof or shall breach any negative covenant of this Lease; (c) Lessee shall fail to perform any other provision hereof within five (5) days after Lessor shall have demanded performance thereof in writing; (d) Any warranty, representation or statement heretofore, now or hereafter made or furnished to Lessor by or on behalf of Lessee or any guarantor of, or person furnishing collateral for, this Lease (a "Guarantor") is false or misleading in any material respect when made or furnished; (e) The attempted sale or encumbrance by Lessee of any of the Equipment; (f) With respect to Lessee or a Guarantor: dissolution, death, termination of existence, discontinuance of its business, insolvency, business failure, bulk transfer of assets or appointment of a receiver or custodian of all or any part of its property; (g) Assignment for the benefit of creditors by Lessee or a Guarantor or the commencement of any proceedings under any bankruptcy, reorganization or arrangement laws by or against Lessee or a Guarantor; (h) Attachment or levy against any of Lessee's or a Guarantor's property and the attachment or levy is not released within forty-eight (48) hours; (i) Lessee defaults under any other lease or contract heretofore, now or hereafter entered into between Lessor and Lessee; (j) Any default occurs under the California Uniform Commercial Code or under any agreement now or hereafter securing this Lease; or (k) A Guarantor revokes or attempts to revoke any guaranty of this Lease.

21. REMEDIES OF LESSOR Upon the occurrence of any Event of Default and at any time thereafter, Lessor may without demand or notice to Lessee and without terminating or otherwise affecting Lessee's obligations hereunder exercise one or more of the following remedies, as Lessor in its sole discretion shall elect:
(a) Declare the entire balance of rent for the remaining term of this Lease to be immediately due and payable and recover such rental and all other rental and sums due hereunder; (b) Require Lessee to assemble the Equipment and make it available to Lessor at the location specified in Paragraph 18; (c) Take and hold possession of the Equipment and render the Equipment unusable, and for this purpose enter and remove the Equipment from any premises where the same may be located without liability to Lessee for any damage caused thereby; (d) Sell or lease the Equipment or any part thereof at public or private sale (and Lessor may be a purchaser at such sale) for cash, on credit or otherwise, without representations or warranties, and upon such other terms as shall be acceptable to Lessor; and for such purposes of sale or lease, use lessee's name, voice, signature, photograph or likeness, in any manner and for any purpose, including but not limited to, advertising or selling, or soliciting purchases of, any or all of the equipment, products, merchandise, goods or services; (e) Use and occupy the premises of Lessee for the purpose of taking, holding, reconditioning, displaying, selling or leasing the Equipment, without cost to Lessor or liability to Lessee; (f) Proceed by appropriate action either at law or in equity to enforce either performance by Lessee of the covenants of this Lease or to recover damages for the breach of such covenants; or (g) Exercise any and all rights accruing to a lessor under any applicable law upon a default by a lessee. If notice is required by law, any written notice to Lessee of any such sale or lease, given not less than five (5) days prior to the date thereof, shall constitute reasonable notice to Lessee. Any sale or lease of the Equipment by Lessor after default shall be free and clear of any rights or interests of Lessee. Without limiting any of the foregoing remedies, Lessor may immediately recover the following from Lessee: (A) all unpaid rentals, late charges and other sums due or which would have become due as of the date the Equipment is re-sold or re-leased, if Lessor obtains possession of the Equipment after default, or as of the date of the award or recovery calculation if Lessee does not obtain possession, (B) the present value of all unpaid rentals to become due from the date specified in the preceding clause through the Expiration Date; (C) any and all costs or expenses paid or incurred by Lessor in connection with the repossession, holding, repair, reconditioning and subsequent sale, lease or other disposition of the Equipment, including but not limited to attorney's fees and costs, whether or not litigation is commenced, (D) the Residual Value of any item of Equipment which Lessee fails to return to Lessor as provided above or converts or destroys, or which Lessor does not or is unable to repossess, (E) all other costs or expenses paid or incurred by Lessor at any time in connection with the execution, delivery, administration, amendment and enforcement or exercise of any of the Lessor's rights and remedies under this Lease, including but not limited to attorney's fees and costs, whether or not litigation is commenced, and taxes imposed by any governmental agency, (F) any actual or anticipated loss of federal or state tax benefits to Lessor (as determined by Lessor) resulting from Lessee's default or Lessor's repossession or disposition of the Equipment, and (G) any and all other damages proximately caused by Lessee's default. If Lessor obtains possession of any Equipment after default, the amount Lessor shall be entitled to recover shall be reduced by the lesser of(l) the present value of the rent due for the portion of the term of this Lease remaining at the point in time the Equipment is re-sold or re-leased, or
(2) either (a) the proceeds received by Lessor on the re-sale of the Equipment, less the re-sold Equipment's Residual Value or (b) the invoice value used for the release of the equipment less the re-leased equipment's residual value. Lessor shall not be obligated to sell, lease, or otherwise dispose of any item of repossessed Equipment under this Lease if it would impair the sale, lease, or other disposition by Lessor of similar equipment. Lessee shall be liable for any deficiency suffered by Lessor, and unless otherwise required by law, Lessor shall not be required to account to Lessee for any surplus or profit.

All rights and remedies of Lessor under this Lease are in addition to all rights and remedies contained in any other agreement, instrument or document or available to Lessor at law or in equity. All such rights and remedies are cumulative and not exclusive and may be exercised successively, concurrently and repeatedly. No default by Lessee or action by Lessor, including repossession, sale or re-leasing of Equipment, shall result in or constitute a cancellation or termination of this Lease unless Lessor so notifies Lessee in writing, and no termination hereof shall release or impair any of Lessee's obligations hereunder. No exercise of any right or remedy shall constitute an election of remedies and preclude exercise of any other right or remedy. LESSEE WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO A JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF A DEFAULT HEREUNDER BY LESSEE. FOR PURPOSES OF LESSOR'S RIGHTS AND REMEDIES UNDER THIS LEASE, ANY PRESENT VALUE CALCULATION FOR A FUTURE SUM SHALL BE DETERMINED USING THE DISCOUNT RATE OF THE FEDERAL RESERVE BANK OF SAN FRANCISCO WHICH IS IN EFFECT AS OF THE COMMENCEMENT DATE. LESSEE AND LESSOR AGREE THAT SUCH RATE TAKES INTO ACCOUNT THE FACTS AND CIRCUMSTANCES SURROUNDING THIS LEASE, AND THAT SUCH RATE IS REASONABLE. KCL (Lessee Initial)

22. NO PURCHASE OPTION. Lessee shall have no option to purchase or otherwise acquire title or ownership to any item of Equipment unless such option is granted in a separate written agreement executed by Lessor.

23. GENERAL PROVISIONS. (a) NOTICES. Any notice, request or demand to Lessee provided for in this Lease shall be deemed given when delivered to Lessee or when mailed (U.S. mail first class postage prepaid) or delivered to Lessee's address stated above, or to such other address as may then appear for Lessee on the records of Lessor. Any notice to Lessor shall be given by mailing (U.S. mail first class postage prepaid) or delivering such notice to Lessor's address stated above, or at such other address as may have been designated by written notice to Lessee, and shall be deemed given when received. (b) STATUTORY FINANCE LEASE. Lessor shall be entitled to all rights, but not subject to any obligations or liabilities, of a finance lessor under the California Uniform Commercial Code, regardless of whether this Lease qualifies as a finance lease or whether such rights are expressly set out herein. (c) CONSTRUCTION. This Lease shall be governed by and construed in accordance with the laws of the State of California. Paragraph headings are for convenience only, and shall not be used in any manner to construe, limit, define or interpret any term or provision of this Lease. Time is of the essence in the performance by Lessee under this Lease. The singular includes the plural. If more than one Lessee has executed this Lease, the term Lessee shall refer to each and all of them, and their obligations hereunder shall be joint and several. (d) FURTHER ASSURANCES. Lessee shall execute and deliver to Lessor or cause to be executed and delivered to Lessor, upon Lessor's request, all instruments and assurances as Lessor deems necessary for the confirmation, protection or perfection of this Lease, Lessor's interest in the Equipment or any security interest in any property securing this Lease or any guaranty of this Lease and Lessor's rights with respect thereto. Lessor may execute such instruments or assurances on behalf of Lessee. Lessor may file or record this Lease or a financing statement with respect to this Lease so as to give notice to any interested parties. Any such filing or recording shall not be deemed evidence of any intent to create a security interest under the Uniform Commercial Code. Lessor is authorized to insert in this Lease and in any financing statements or other documents executed in connection herewith the serial numbers or other identification data of any Equipment. (e) SEVERABILITY. If any provision of this Lease or the application thereof to any party or circumstance is held to be invalid, void, illegal or unenforceable, the remainder of this Lease and the application of such provision to other parties or circumstances shall not be affected thereby and shall remain in full force and effect, the provisions of this Lease being severable in any such instance. (f) ATTORNEY'S FEES. Lessee shall pay reasonable attorney's fees and all other costs and expenses incurred by Lessor in the administration or enforcement of this Lease, whether or not litigation is commenced. (g) NON-WAIVER. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith or with any other provision. Waiver of any default shall not waive any other default. (h) FINANCIAL STATEMENT/TAX TREATMENT. Lessor assumes no liability and makes no representations as to the treatment by Lessee of this Lease, the Equipment or the rental payments for accounting, financial statement or tax purposes. Lessee is advised to consult its attorney or accountant with respect thereto. (i) LESSOR'S CONSENT. Wherever Lessor's consent is required in this Lease, such consent may be granted or withheld in Lessor's sole discretion.
(j) VENUE IN ORANGE COUNTY. All actions or proceedings relating directly or indirectly to this Lease shall, at the option of Lessor, be litigated in the courts located in Orange County, California. Lessee consents to the jurisdiction of any such court. Lessee waives any and all rights Lessee may have to transfer or change the venue of any such action or proceeding from any such court. (k) BAD CHECKS. Receipt of any check, draft, order, or other item on account of any rent or other obligation under this Lease will NOT be considered payment thereof until such check or other item is honored when presented for payment. Without limiting and in addition to any other provision hereof. Lessor shall have all statutory rights to recover exemplary or other damages if any check or other item is not honored when presented for payment. (l) FINANCIAL INFORMATION; ADDITIONAL DOCUMENTS. Lessee agrees during the term of this Lease to furnish
Lessor: (a) a fiscal year end financial statement including balance sheet and profit and loss statement within one hundred twenty (120) days of the close of each fiscal year, (b) any other information normally provided by Lessee to the public and (c) such other financial data or information relative to this Lease or the Equipment as Lessor may from time to time request. (m) MISCELLANEOUS. After careful consideration of all facts and circumstances concerning the Equipment, Lessor and Lessee agree that the Equipment has a remaining economic life which extends beyond the Expiration Date. Deposit of Lessee's funds shall not constitute an acceptance of an offer to lease by Lessor. No agreement or representation has been made by Lessor, its agents or representatives, that Lessee's credit will be approved by Lessor. Lessee acknowledges receipt of a fully executed copy of this Lease.

NOTE: Lessee acknowledges that no agreement or representation other than contained in this lease has been made by Lessor, its agents or representatives. This lease contains the entire and final agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease. The terms and provisions of this lease may not be waived, altered, or amended except by a separate written agreement signed by Lessor and Lessee. The undersigned Lessee(s) attest(s) that they have read all documents which are part of this Lease, and is/are fully aware of all the terms and conditions contained herein. The undersigned agree(s) to all the terms and conditions set forth above hereof, and in witness thereof hereby execute(s) this NON-CANCELABLE lease. The person(s) signing this Lease represent(s) that they are authorized to sign on behalf of Lessee. This Lease shall not be binding upon Lessor or become effective unless and until Lessor accepts the same in the State of California.

Name of Lessee:   Centennial Technologies, Inc.

By: /s/ Kathleen C. Little           Title: VP Finance
----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------
Date: 3/22/99
----------------------------------------------------------------

CROCKER CAPITAL

By:                   Title: Manager
----------------------------------------------------------------

Date:
----------------------------------------------------------------

Corporate Offices: 1201 Dove Street Suite 600, Newport Beach, CA 92660
(949) 223-8800

                                LIANA P. COLBERT
                                  Notary Public
                      My Commission Expires October 30,2003

                                                                 CROCKER CAPITAL

               1201 DOVE STREET STE. 600, NEWPORT BEACH, CA 92660 (714) 223-8800
--------------------------------------------------------------------------------

                           EQUIPMENT LEASE SCHEDULE A

    LEASE NO.: 02067-299-01

    LESSOR:    Crocker Capital

    LESSEE:    Centennial Technologies. Inc.

  REFERENCE DATE:_____________

    Equipment Leased (the Equipment), is described as follows:

-------------------------------------------------------------------------------------------------------
Quantity Item                                                               Model Number  Serial Number
   2     PSA-Philips Service Agreement Full Extended Warranty-One Year
   1     GEM Emerald (1308/20)
   1     GEM Topaz (1309/10)
   4     Nozzle Type 33 (2962/73)
   2     Internal Tray Feeder (9469.900.00408)
   1     Glass Calibration Kit (1912/00)
   1     Side Illumination Unit (2969/77)
   1     Comp. Alignment Camera for max. 15mm comp (2969/71)
   1     Front Illumination Unit (2969/78)
   1     Fine Pitch Camera (32mm comp)/Front Lighting for Topaz (2969/90)
   1     GPP 3.0 (2213/02)
   1     Basic PPS 3.0 (2220/03)
   1     Optimizer 3.0 (2221/03)
   1     Extended PPS 3.0 (2222/03)
   4     8mm Feeder, 2mm Pitch, 7" Reel (2903/70)
   20    8mm Feeder, 4mm Pitch, 7" Reel (2903/71)
   5     12mm Feeder, 15" Reel (2903/81)
   10    16mm Feeder, 15" Reel (2903/20)
   3     24mm Feeder, 15" Reel (2903/30)
   10    32mm Feeder, 15" Reel (2903/40)
   2     44mm Feeder, 15" Reel (2903/50)
   1     PPS Training, 4 Days (O2OTRAIN.013)
   1     Emerald Comprehensive User Training, 4 Days (O2OTRAIN.501)
   1     Emerald On-Line Programming Training, 4 Days (O2OTRAIN.502)
   1     Topaz Comprehensive User Training, 4 Days (O2OTRAIN.601)
   1     Topaz On-Line Programming Training, 4 Days (O2OTRAIN.602)
   1     Emerald Operator Training, 2.5 Days (O2OTRAIN.510)
   1     Topaz Operator Training, 2.5 Days (O2OTRAJN.610)
-------------------------------------------------------------------------------------------------------

This schedule is attached to and made part of that Lease Agreement referenced above.

    LESSEE:                                 LESSOR:
    Centennial Technologies, Inc.           Crocker Capital


    By: /s/ Kathleen C. Little              By:
    ----------------------------            ----------------------------
    Title: VP Finance                       Title: Manager
    ----------------------------            ----------------------------
    Date:  2/24/99                          Date:
    ----------------------------            ----------------------------

    Note: Use full legal name(s). Signature(s) must be only those duly authorized corporate officers, partners or proprietors, with title indicated.

                           EQUIPMENT ACCEPTANCE NOTICE

Lessee Instructions:

      1.    Read this Equipment Acceptance Notice.
      2. Sign this Equipment Acceptance Notice when you have received the Equipment and all statements below are correct.
      3.    Keep a copy for your records.
      4.    Immediately mail the signed original to Crocker Capital.

TO:   Crocker Capital ("Lessor")
FROM: Centennial Technologies, Inc. ("Lessee")
RE: Equipment Acceptance Notice regarding Equipment referenced in Lease Agreement No. 02067-299-01 Dated ______________ between Lessor and Lessee.

The undersigned Lessee acknowledges that:

      1. The undersigned has received delivery of and fully inspected the Equipment.
      2. The Equipment is in full compliance with the terms of the Lease Agreement.
      3.    The Equipment has not been delivered nor installed on a trial basis.
      4. The Equipment is in good condition (operating and otherwise) and repair.
      5.    The undersigned accepts the Equipment, AS IS and WHERE IS.
      6. Lessor shall not be responsible for any third-party service contracts or other agreements, and that default under such agreements (if any) shall in no way affect the undersigned's responsibility for payment in accordance with the Lease Agreement.
      7. This Equipment Acceptance Notice must be signed by Lessee and returned to Lessor before the vendor's invoice can be processed for payment.
      8. Lessor has fully and satisfactorily performed all covenants to be performed by Lessor under the Lease Agreement.

THE UNDERSIGNED CONFIRMS THAT THE LESSOR HAS MADE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OF DESIGN, CONDITION, WORKMANSHIP, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM INTERFERENCE AND INFRINGEMENT OR OTHERWISE CONCERNING THE EQUIPMENT.

LESSEE FURTHER ACKNOWLEDGES DELIVERY OF THE EQUIPMENT ON THE FOLLOWING
DATE _____________, WHICH IS THE COMMENCEMENT DATE OF THE LEASE TERM AS SET FORTH IN THE LEASE AGREEMENT.

THIS EQUIPMENT ACCEPTANCE NOTICE IS FINAL AND MAY NOT BE REVOKED, REGARDLESS OF THE DIFFICULTY OF DISCOVERY OF NON-CONFORMITY OR OTHER PROBLEM, AND REGARDLESS OF WHETHER ACCEPTANCE IS BASED ON THE ASSUMPTION THAT ANY NON-CONFORMITY WOULD BE SEASONABLY CURED. LESSOR SHALL HAVE NO SUCH CURE OBLIGATION.

LESSEE:  Centennial Technologies, Inc.


By:  /s/ Kathleen C. Little
     ------------------------------
Title:  VP Finance
     ------------------------------
Date:
     ------------------------------
Note: Use full legal name(s). Signature(s) must be only those duly authorized corporate officer, partner or proprietor, with title indicated.

                 CERTIFIED COPY OF CORPORATE RESOLUTION TO LEASE

I, Donald R. Peck. Secretary of Centennial Technologies Inc., a corporation, and keeper of its records, do hereby certify that the following is a true and correct copy of a Resolution duly adopted by the Board of Directors of said corporation, on the 8th day of March, 1999.

Resolved, that this corporation, Centennial Technologies Inc., lease from Crocker Capital, hereinafter referred to as Lessor, such items of personal property, and upon such terms and conditions, as the officer or officers hereinafter authorized, in their discretion, may deem necessary or advisable.

Resolved Further, that Kathleen C. Little the VP Finance or N/A the N/A acting together with either N/A the N/A of this corporation (the officer or officers, or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers") be, and they hereby are, authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lessor and Lessor is requested to accept, any lease that may be required by Lessor in connection with such leasing of personal property.

Resolved Further, that the authorized officers be, and they hereby are, authorized, directed and empowered, in the name of this corporation, to do or cause to be done all such further acts and things as they shall deem necessary, advisable, convenient, or proper in connection with the execution and delivery of any such lease and in connection with or incidental to carrying of the same into effect, including, without limitation on the scope of the foregoing, the execution, acknowledgment, and delivery of any and all instruments and documents which may reasonably be required by Lessor under or in connection with any such lease.

Resolved Further, that Lessor is authorized to act upon this resolution until written notice of its revocation is delivered to Lessor, and that the authority hereby granted shall apply with equal force and effect to the successors in the office of the officers herein named.

I, Donald R. Peck, Secretary of Centennial Technologies, Inc., a corporation, incorporated under the laws in the State of MA do hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the said corporation which was duly and regularly called and held in all respects as required by law, and the by-laws of the said corporation, at the office thereof on the 8th day of March, 1999, at which meeting a majority of the Board of Directors of said corporation was present and voted in favor of said resolution.

I further certify that said resolutions are still in full force and effect and have not been amended or revoked and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of the said resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary, and affixed the corporate seal of the said corporation, this 22nd day of March, 1999.

Authorized Signatures:


By: /s/ Kathleen C. Little                         Affix Corporate
    -------------------------------                Seal Here
Title: VP Finance
       ----------------------------
Corporate Secretary: /s/ Donald R. Peck
                     ------------------
                     Donald R. Peck

                                LIANA P. COLBERT
                                  Notary Public
                      My commission Expires October 30,2003

INSURANCE VERIFICATION

LESSEE: Centennial Technologies. Inc.
        7 Lopez Rd.
        Willington, MA 01887

INSURANCE INFORMATION:                 Lease Agreement Number: 02067-299-01
                                                               -----------------
INSURANCE CO.:            Atlantic Mutual
                          --------------------------
TO AGENT:                 Riedman Insurance
                          --------------------------
ADDRESS:                  45 East Avenue
                          --------------------------
                          Rochester, NY, 14604-2286
                          --------------------------
PHONE #:                  716-232-4424              FAX#:  716-232-5813
                          ------------------               ---------------------
REFERENCE POLICY #:       486304148
                          ------------------
EFFECTIVE DATE:           6/30/98                   EXPIRATION DATE: 6/30/99
                          ------------------                         -----------

LOSS PAYEE & ADDITIONAL INSURED:

CROCKER CAPITAL OR ITS ASSIGNEES
1201 DOVE STREET STE. 600
NEWPORT BEACH, CA 92660

EQUIPMENT LEASE AGREEMENT EXECUTED BY US REQUIRES THAT WE CARRY INSURANCE INDEMNIFYING THE LESSOR AGAINST ANY LOSS, DAMAGE OR DESTRUCTION OF THE EQUIPMENT DESCRIBED HEREIN VALUED AT $359,590.00.

ALSO, WE REQUIRE CASUALTY INSURANCE, LIABILITY COVERAGE; BODILY INJURY AND PROPERTY DAMAGE, $1,000,000 COMBINED SINGLE LIMIT.

PLEASE ISSUE A CERTIFICATE OF INSURANCE AND FAX A COPY TO CROCKER
CAPITAL ATTN:  DENA J. HEALD (949) 223-8811 BEFORE PUTTING THE
ORIGINAL IN THE MAIL.


BY: /s/ Kathleen C. Little
    ----------------------
TITLE:  VP Finance
        ------------------

                                                                 CROCKER CAPITAL

               1201 DOVE STREET STE. 600, NEWPORT BEACH, CA 92660 (949) 223-8800

--------------------------------------------------------------------------------

                                 PURCHASE OPTION

The undersigned Lessor and Lessee agree with reference to Lease Agreement No. 02067-299-01 as follows:

Lessee shall have the option (on the terms and conditions contained herein) to purchase all, but not less than all, of Lessor's right, title and interest in and to the Equipment covered by the above-referenced Lease between Lessor and Lessee, AS IS, in its then condition and at its then location, on the last day of the term of the Lease. The option herein granted shall terminate, without notice, upon the earlier of:

      1. The occurrence of an event of default under the Lease and the continuance of such default for ten (10) days,
      2.    Repossession of the Equipment, or
      3.    Sixty (60) days prior to the last day of the term of the Lease.

The option may not be assigned by Lessee. It shall be a condition precedent to Lessee's right to exercise the option that:

            a.    All amounts due under the Lease have been paid,
            b. All amounts to become due under the Lease or this Purchase Option have been prepaid,
            c.    Lessee is not in default under the Lease, and
            d. No event has occurred which, with the giving of notice or the passage of time, or both, would constitute an event of default under the Lease.

This option shall be exercised by delivery of written notice to Lessor by Lessee of Lessee's exercise of this option not earlier than 120 days prior to, nor later than 60 days prior to, the last day of the term of the Lease together with payment to Lessor of the purchase price of said Equipment as set forth below and payment to Lessor all sales and other taxes applicable to Lessee's purchase of the Equipment.

If litigation arises in connection with the option, the prevailing party shall be entitled to recover its attorneys' fees. Time is of the essence hereof.

The purchase price under this option is:      Fair Market Value

LESSEE:                                  LESSOR:
Centennial Technologies, Inc.            Crocker Capital


By: /s/ Kathleen C. Little               By:
-------------------------------------    ---------------------------------------
Title: VP Finance                        Title: Manager
-------------------------------------    ---------------------------------------
Date: 3/22/99                            Date:
-------------------------------------    ---------------------------------------
Note: Use full legal name(s).
      Signature(s) must be only those
      duly authorized corporate
      officers, partners or
      proprietors, with title
      indicated.

                           PAYMENT INSTRUCTION LETTER

LESSEE NAME: Centennial Technologies, Inc.

            LEASE NO.: 02067-299-01

            TOTAL INVOICE AMOUNT: $359,590.00

            LESSEE'S PAYMENT AT THIS TIME: not applicable

            Please attach a check made payable to Crocker Capital ("Crocker Capital") in the amount of $ 0.00. Of the total amount received, $2,500.00 is a NON-REFUNDABLE APPLICATION FEE. If the Lessee decides for any reason not to complete this transaction, Crocker Capital will retain the entire amount of the Non-refundable Application Fee.

      Crocker Capital is under no obligation to execute the lease. If Crocker Capital chooses not to proceed, all funds will be returned to Lessee, less the Lease Origination Fee plus costs incurred, provided that if Crocker Capital's decision not to proceed is based on Lessee's misstatement of credit information the Non-refundable Application Fee plus costs incurred will be retained by Crocker Capital.

      If and when Crocker Capital executes this Lease, the enclosed funds will be applied as follows:

          1.  Lease Origination Fee ............................    350.00
          2.  First Month's Payment ............................  6,318.33
                                                                  --------
              SUBTOTAL .........................................  6,668.33
              LESS ANY MONIES ALREADY PAID OR NET OUT .......... (6,668.33)
                              TOTAL ............................      0.00

LESSEE:                                   LESSOR:
Centennial Technologies, Inc.             Crocker Capital

By: /s/ Kathleen C. Little                By:
    ----------------------------------        ----------------------------------
       Kathleen C. Little
Title: VP Finance                         Title: Documentation Manager
       -------------------------------           -------------------------------
Date: 3/22/99                             Date:
      --------------------------------          --------------------------------

                             UNIFORM COMMERCIAL CODE
13418
    STATEMENTS OF CONTINUATION, PARTIAL RELEASE, ASSIGNMENT, ETC.- FORM UCC-3

INSTRUCTIONS                                                       MASSACHUSETTS

1.    PLEASE TYPE this form. Fold only along perforation for mailing.
2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer.
3.    Enclose filing fee.
4. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 6" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of Form UCC-3. Long schedules of collateral, etc. may be on any size paper that is convenient for the secured party.
5. At the time of filing, filing officer will return third copy as an acknowledgement.
--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
1  Debtor(s) (Last Name First) and address(es)

Centennial Technologies, Inc.
7 Lopez Road
Willington, MA 01887
--------------------------------------------------------------------------------
2  Secured Party(ies) and address(es)

Crocker Capital
1201 Dove Street, Suite #600
Newport Beach, CA 92660
--------------------------------------------------------------------------------
3  Maturity date (if any):
--------------------------------------------------------------------------------
           For Filing Officer
(Date, Time, Number, and Filing Office)
--------------------------------------------------------------------------------

This statement refers to original Financing Statement No.   Dated _______, 19___
--------------------------------------------------------------------------------
A. Continuation ..... |_|

The original financing statement between the foregoing Debtor and Secured Party, bearing the file number shown above, is still effective.
--------------------------------------------------------------------------------
B. Partial Release ...|_|

From the collateral described in the financing statement bearing the file number shown above, the Secured Party releases the following:
--------------------------------------------------------------------------------
C. Assignment ..............|_|

The Secured Party certifies that the Secured Party has assigned to the Assignee whose name and address is shown below. Secured Party's rights under the financing statement bearing the file number shown above in the following property:
--------------------------------------------------------------------------------
D. Other: ...............|XXX|
(Such as "amendment")

Amendment
--------------------------------------------------------------------------------
E. TERMINATION .........|_|

The Secured Party of record no longer claims a security interest under the Financing Statement
--------------------------------------------------------------------------------
Ref. Lease # 02067-299-01


/s/ Kathleen C. Little               (Debtor)
------------------------------------         -----------------------------------
  (Signature of Debtor, if required)

  Dated:                         , 19        By:
        -------------------------    ------     --------------------------------
                                                   (Signature of Secured Party)

 FILING OFFICER COPY-ALPHABETICAL                                MASSACHUSETTS

      N
              UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM
INSTRUCTIONS
1. PLEASE TYPE this form. Fold only along perforation for mailing.
2. Remove Secured Party and Debtor Copies and send other 3 copies to the filing officer. Enclose filing fee.
3. When filing is to be with more than one office, Form UCC-2 may be placed over this set to avoid double typing.
4. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing [ILLEGIBLE] indentures, etc., may be on any size paper that is convenient for the secured party.
5. If collateral is crops or goods which are or are to become fixtures, describe generally the real estate and give [ILLEGIBLE]
6. When a copy of the security agreement is used as a financing statement, it is requested that it be accompanied by forms, without extra fee.
7. At the time of original filing, filing officer should return third copy as an acknowledgment. At a later time, secured legend and use third copy as a Termination Statement.

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code

--------------------------------------------------------------------------------
1  Debtor(s) (Last Name First) and address(es)
   Centennial Technologies, Inc.
   7 Lopez Road
   Willington, MA 01887
--------------------------------------------------------------------------------
2  Secured Party(ies) and address(es)
   Crocker Capital
   1201 Dove Street, Ste. #600
   Newport Beach, CA 92660
--------------------------------------------------------------------------------
3  [ILLEGIBLE]
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For Filing Of [ILLEGIBLE]
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4  This financing statement covers the following types (or items) of property:
Ref. Lease # 02067-299-01 see attached schedule "A"
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5  [ILLEGIBLE]
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This financing statement is filed in connection with a lease of goods between secured party, as lessor, and debtor, as lessee, pursuant to section 9408 of the uniform commercial code, together with all present and future accessories, parts, repairs, replacements, substitutions, attachments, modifications, renewals, additions, improvements, up-grades and accessions, at, to or upon such items of property.

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Check |X| if covered:

|_| Proceeds of Collateral are also covered

|_| Products of Collateral are also covered
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Filed with:.....................................................................
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By: /s/ Kathleen C. Little                         By:
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     Signature(s) of Debtor(s)                        Signature(s)[ILLEGIBLE]

FILING OFFICER COPY - ALPHABETICAL
STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1

                                    STATE OF MASSACHUSETTS